Exhibit 99.1

FOR IMMEDIATE RELEASE:	October 20, 2011

SIMMONS FIRST ANNOUNCES THIRD QUARTER EARNINGS

Pine Bluff, AR – Simmons First National Corporation (NASDAQ-GS: SFNC) today announced net income of $7.3 million and diluted earnings per share of $0.42 for the quarter ended September 30, 2011, compared to $7.6 million, or $0.44 diluted EPS for the same quarter last year. Regarding the quarterly earnings, J. Thomas May, Chairman and CEO, commented, “The primary driver for this slight decrease is a $2.0 million reduction of premiums on the sale of student loans, which we anticipated. This reduction of income equates to a decrease of $0.07 diluted EPS. Beginning with the 2010-2011 school year, the private sector was excluded from originating Government guaranteed student loans as a result of the irrational decision by the administration and congress.”

“While we remain disappointed with the lack of loan demand throughout our markets, it was expected based on the economy and it is likely to continue throughout 2011. Considering the negative impact on non-interest income created by regulatory and legislative actions, coupled with the negative impact of historically low interest rates on margins, we are pleased with our third quarter earnings performance,” added May.

Total assets were $3.3 billion at September 30, 2011, an increase of 9.1% from $3.0 billion at September 30, 2010.

Loans

Total loans, including those covered by FDIC loss share agreements, were $1.8 billion at September 30, 2011, an increase of $26 million, or 1.5%, from the same period in 2010. “In our legacy portfolio, we experienced a decrease of $108 million, or 6.2%, compared to September 30, 2010. Additionally, like the rest of the industry, we continue to experience weak loan demand as a result of a slow economy. We believe loan demand is likely to remain soft throughout the remainder of 2011, but we remain committed and positioned to meet the borrowing needs of our consumer and business customers,” commented May. Loans covered by FDIC loss share agreements, which provide 80% Government guaranteed protection against credit risk on those covered assets, were $172 million at September 30, 2011.

Deposits

At September 30, 2011, total deposits were $2.6 billion, an increase of $253 million, or 10.6%, compared to the same period in 2010. The September 30, 2011, deposits include $192 million of deposits in Missouri and Kansas. “While we continue our efforts to manage our high levels of  liquidity, we remain focused on creating core deposit growth. We are very pleased with our ratio of non-time deposits as a percent of total deposits, which is a very favorable 66%,” added May.

Net Interest Income

The Company’s net interest income for the third quarter of 2011 increased 4.7% to $27.3 million compared to the same period of 2010. The increase in net interest income was primarily due to a higher yield on covered loans acquired through acquisitions compared to the yield on loans in the legacy portfolio, along with an increase in earning assets and a continued decrease in cost of funds. Net interest margin was 3.86%, a decrease of 16 basis points from the third quarter of 2010.

Non-Interest Income

Non-interest income for the third quarter of 2011 was $13.7 million, a decrease of $1.1 million, or 7.4%, compared to the same period last year. “As I mentioned earlier, the cause for the decrease in non-interest income is the $2.0 million reduction of premiums on the sale of student loans,” reiterated May.

Non-Interest Expense

Non-interest expense for the third quarter of 2011 was $27.6 million, an increase of $875,000, compared to the same period in 2010.  Non-interest expense includes $1.7 million in incremental normal operating expense associated with the Company’s Kansas FDIC-assisted transaction. “Normalizing for the Kansas acquisitions, non-interest expense decreased by $788,000, or 2.9%, compared to the same quarter last year. This decrease in normalized non-interest expense is the result of the implementation of our efficiency initiatives and a decrease in deposit insurance premiums as a result of changes in the FDIC’s assessment base and rates,” according to May.

Asset Quality

During 2010, the Company acquired loans and foreclosed real estate (“OREO”) through FDIC-assisted acquisitions. Through the loss share provisions of the purchase and assumption agreements, the FDIC agreed to reimburse the Company for 80% of the losses incurred on the disposition of such loans and OREO. The loans and OREO covered by the FDIC loss share agreements and the related FDIC loss share indemnification asset were presented in the Company's financial reports as "covered" assets (i.e., covered by the FDIC loss share agreements) with a carrying value equal to the discounted net present value of expected future proceeds. At September 30, 2011, loans covered by loss share were carried at $172 million (net of discount), OREO covered by loss share was carried at $14 million (net of discount) and the FDIC loss share indemnification asset was carried at $52 million. As a result of the FDIC loss share indemnification related to these assets and the discounted net present value method of valuing these assets, such assets are excluded from the computations of the following asset quality ratios, except for their inclusion in total assets.

The Company's allowance for loan losses was $29.2 million at September 30, 2011, or 1.79% of total loans and 157% of non-performing loans. Non-performing assets as a percent of total assets were 1.24% as of September 30, 2011, a decrease from 1.27% as of June 30, 2011. Non-performing loans as a percent of total loans were 1.14% as of September 30, 2011, unchanged from June 30, 2011. These ratios include $2.5 million of Government guaranteed student loans that were over 90 days past due at the end of the quarter. Excluding the guaranteed past due student loans, non-performing assets as a percent of total assets were 1.17% and non-performing loans as a percent of total loans were 0.99%.

Excluding credit cards, the Company's annualized net charge-off ratio was 0.17% for the third quarter of 2011 and 0.31% for the first nine months of 2011. The credit card annualized net charge-off ratio decreased to 1.94%, compared to 2.24% for the third quarter of 2010. The Company’s credit card loss ratio is more than 400 basis points below the most recently published credit card charge-off industry average of over 6%.

Capital

At September 30, 2011, stockholders' equity was $408 million, book value per share was $23.52 and tangible book value per share was $19.92. The Company's ratio of stockholders' equity to total assets was 12.4% and its ratio of tangible stockholders’ equity to tangible assets was 10.7%, as of September 30, 2011.

“Our exceptional level of capital puts us in the 90th percentile of our peer group and allows us to actively pursue the right opportunities that meet our strategic plan regarding mergers and acquisitions,” continued May. As of September 30, 2011, the Company’s regulatory capital ratios remain significantly higher than regulatory “well capitalized” guidelines:

	“Well Capitalized”	SFNC
Tier 1 Leverage Ratio	5.00%	12.11%
Tier 1 Risk-Based Capital Ratio	6.00%	20.90%
Total Risk-Based Capital Ratio	10.00%	22.15%

Simmons First National Corporation

Simmons First National Corporation is an eight bank financial holding company with community banks in Pine Bluff, Lake Village, Jonesboro, Rogers, Searcy, Russellville, El Dorado and Hot Springs, Arkansas. The Company’s eight banks conduct financial operations from 88 offices, of which 84 are financial centers, in 47 communities in Arkansas, Missouri and Kansas. The Company’s common stock trades on the NASDAQ Global Select Market under the symbol “SFNC”.

Conference Call

Management will conduct a conference call to review this information beginning at 3:00 p.m. Central Time on Thursday, October 20, 2011. Interested persons can listen to this call by dialing 1-800-854-4175 (United States and Canada only) and asking for the Simmons First National Corporation conference call. A replay of the call will be available through 5:00 p.m. Central Time on October 27, 2011, by dialing 1-855-859-2056 or 800-585-8367. The passcode for the replay is 16445276. In addition, the call will be available live or in recorded version on the Company’s website at www.simmonsfirst.com.

Non-GAAP Financial Measures

This press release contains financial information determined by methods other than in accordance with generally accepted accounting principles (GAAP). The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance. These measures typically adjust GAAP performance measures to exclude the effects of the amortization of intangibles and include the tax benefit associated with revenue items that are tax-exempt, as well as adjust income available to common shareholders for certain significant activities or nonrecurring transactions. Since the presentation of these non-GAAP performance measures and their impact differ between companies, management believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s core businesses. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Forward Looking Statements

Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Simmons First National Corporation’s financial results is included in its Form 10-K filing with the Securities and Exchange Commission.

####

FOR MORE INFORMATION CONTACT:
DAVID W. GARNER
Senior Vice President and Investor Relations Officer
Simmons First National Corporation
(870) 541-1000

Simmons First National Corporation					SFNC
Consolidated End of Period Balance Sheets
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2011	2011	2011	2010	2010
(in thousands)
ASSETS
Cash and non-interest bearing balances due from banks	$33,408	$43,604	$35,923	$33,717	$77,874
Interest bearing balances due from banks	490,283	498,323	473,247	418,343	247,300
Federal funds sold	-	-	-	-	750
Cash and cash equivalents	523,691	541,927	509,170	452,060	325,924
Investment securities - held-to-maturity	504,302	406,365	501,745	465,183	461,548
Investment securities - available-for-sale	140,579	178,853	119,847	148,479	183,942
Mortgage loans held for sale	21,037	9,983	6,618	17,237	25,383
Assets held in trading accounts	5,252	7,356	7,468	7,577	7,412
Loans	1,631,541	1,633,660	1,619,374	1,683,464	1,739,554
Allowance for loan losses	(29,151)	(27,796)	(27,905)	(26,416)	(25,682)
Net loans	1,602,390	1,605,864	1,591,469	1,657,048	1,713,872
Covered assets:
Loans, net of discount	172,394	192,899	208,774	231,600	38,160
Other real estate owned, net of discount	13,845	13,033	12,933	8,717	2,650
FDIC indemnification asset	52,223	54,437	58,520	60,235	9,600
Premises and equipment	86,972	82,145	82,948	77,199	77,967
Foreclosed assets held for sale, net	22,159	22,441	23,686	23,204	23,903
Interest receivable	16,195	15,203	15,382	17,363	16,884
Bank owned life insurance	50,175	49,914	49,475	49,072	48,662
Goodwill	60,605	60,605	60,605	60,605	60,605
Core deposit premiums	1,793	2,015	2,239	2,463	1,194
Other assets	19,736	20,169	18,511	38,390	20,451
Total assets	$3,293,348	$3,263,209	$3,269,390	$3,316,432	$3,018,157

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Non-interest bearing transaction accounts	$531,025	$476,274	$459,628	$428,750	$374,494
Interest bearing transaction accounts and savings deposits	1,194,907	1,228,910	1,217,718	1,220,133	1,146,433
Time deposits less than $100,000	513,658	524,567	537,070	599,537	483,285
Time deposits greater than $100,000	395,224	377,429	387,000	360,349	377,957
Total deposits	2,634,814	2,607,180	2,601,416	2,608,769	2,382,169
Federal funds purchased and securities sold under agreements to repurchase	98,286	93,560	107,099	109,139	85,561
Short-term debt	481	628	718	1,033	1,728
Long-term debt	122,501	123,673	127,344	164,324	136,829
Accrued interest and other liabilities	29,607	34,308	33,266	35,796	27,901
Total liabilities	2,885,689	2,859,349	2,869,843	2,919,061	2,634,188

Stockholders' equity:
Common stock	173	173	173	173	172
Surplus	115,026	115,126	114,537	114,040	113,376
Undivided profits	291,830	287,870	284,420	282,646	269,369
Accumulated other comprehensive income
Unrealized appreciation on AFS securities	630	691	417	512	1,052
Total stockholders' equity	407,659	403,860	399,547	397,371	383,969
Total liabilities and stockholders' equity	$3,293,348	$3,263,209	$3,269,390	$3,316,432	$3,018,157

Simmons First National Corporation					SFNC
Consolidated Average Quarter-to-Date Balance Sheets
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2011	2011	2011	2010	2010
(in thousands)
ASSETS
Cash and non-interest bearing balances due from banks	$35,202	$34,128	$34,869	$71,780	$75,606
Interest bearing balances due from banks	462,333	472,425	463,858	400,174	159,996
Federal funds sold	2,309	554	583	1,208	3,477
Cash and cash equivalents	499,844	507,107	499,310	473,162	239,079
Investment securities - held-to-maturity	460,951	479,371	493,128	462,328	457,368
Investment securities - available-for-sale	164,468	143,447	120,085	180,634	197,419
Mortgage loans held for sale	12,527	7,806	7,445	27,832	19,842
Assets held in trading accounts	7,428	7,462	7,598	7,615	7,438
Loans	1,640,439	1,618,749	1,633,298	1,697,937	1,809,902
Allowance for loan losses	(28,299)	(27,498)	(27,073)	(23,316)	(26,396)
Net loans	1,612,140	1,591,251	1,606,225	1,674,621	1,783,506
Covered assets:
Loans, net of discount	180,884	201,788	219,956	256,619	38,956
Other real estate owned, net of discount	13,467	12,722	9,171	12,978	3,056
FDIC indemnification asset	53,547	57,738	59,777	32,008	12,601
Premises and equipment	83,917	82,729	80,516	77,876	76,673
Foreclosed assets held for sale, net	22,292	23,299	23,382	23,658	22,540
Interest receivable	15,376	15,712	15,831	18,325	15,451
Bank owned life insurance	50,116	49,695	49,275	48,868	48,463
Goodwill	60,605	60,605	60,605	60,605	60,605
Core deposit premiums	1,917	2,140	2,363	1,612	1,300
Other assets	20,307	18,296	29,784	20,515	18,800
Total assets	$3,259,786	$3,261,168	$3,284,451	$3,379,256	$3,003,097

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Non-interest bearing transaction accounts	$494,982	$463,689	$436,272	$416,343	$363,599
Interest bearing transaction accounts and savings deposits	1,201,174	1,222,299	1,216,903	1,239,736	1,143,827
Time deposits less than $100,000	518,855	532,462	570,426	617,288	493,890
Time deposits greater than $100,000	383,688	379,289	370,004	364,481	366,375
Total deposits	2,598,699	2,597,739	2,593,605	2,637,848	2,367,691
Federal funds purchased and securities sold under agreements to repurchase	93,067	98,919	114,491	111,594	82,708
Short-term debt	579	828	865	2,094	3,241
Long-term debt	123,136	125,357	139,728	166,774	137,631
Accrued interest and other liabilities	35,683	33,954	34,480	67,113	27,600
Total liabilities	2,851,164	2,856,797	2,883,169	2,985,423	2,618,871
Total stockholders' equity	408,622	404,371	401,282	393,833	384,226
Total liabilities and stockholders' equity	$3,259,786	$3,261,168	$3,284,451	$3,379,256	$3,003,097

Simmons First National Corporation					SFNC
Consolidated Statements of Income - Quarter-to-Date
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2011	2011	2011	2010	2010
(in thousands, except per share data)
INTEREST INCOME
Loans	$24,366	$23,883	$24,094	$25,649	$26,934
Covered loans	3,917	4,347	4,341	3,127	864
Federal funds sold	3	1	1	3	6
Investment securities	3,539	3,771	3,705	4,030	4,182
Mortgage loans held for sale	130	87	88	286	210
Assets held in trading accounts	8	9	9	10	7
Interest bearing balances due from banks	243	298	235	234	123
TOTAL INTEREST INCOME	32,206	32,396	32,473	33,339	32,326
INTEREST EXPENSE
Time deposits	2,738	2,865	3,134	3,500	3,369
Other deposits	856	934	1,042	1,156	1,236
Federal funds purchased and securities sold under agreements to repurchase	113	103	116	134	126
Short-term debt	13	12	12	13	15
Long-term debt	1,207	1,232	1,335	2,260	1,524
TOTAL INTEREST EXPENSE	4,927	5,146	5,639	7,063	6,270
NET INTEREST INCOME	27,279	27,250	26,834	26,276	26,056
Provision for loan losses	2,842	3,328	2,675	3,733	3,407
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	24,437	23,922	24,159	22,543	22,649
NON-INTEREST INCOME
Trust income	1,370	1,243	1,346	1,416	1,343
Service charges on deposit accounts	4,450	4,212	3,857	4,272	4,388
Other service charges and fees	695	780	806	716	646
Income on sale of mortgage loans, net of commissions	1,249	849	626	2,033	1,242
Income on investment banking, net of commissions	203	381	600	486	369
Credit card fees	4,303	4,264	3,943	4,448	3,972
Premiums on sale of student loans	-	-	-	-	1,979
Bank owned life insurance income	261	414	403	410	404
Gain on sale of securities	-	-	-	317	-
Gain on FDIC-assisted transactions	-	-	-	18,277	-
Other income	1,191	2,221	1,051	1,286	479
TOTAL NON-INTEREST INCOME	13,722	14,364	12,632	33,661	14,822
NON-INTEREST EXPENSE
Salaries and employee benefits	15,533	16,436	17,116	15,692	14,809
Occupancy expense, net	2,224	2,100	2,189	2,176	1,906
Furniture and equipment expense	1,763	1,560	1,589	1,530	1,542
Other real estate and foreclosure expense	215	223	94	298	304
Deposit insurance	211	842	1,039	914	885
Merger related costs	-	167	190	2,034	134
Other operating expenses	7,687	7,364	7,758	7,846	7,178
TOTAL NON-INTEREST EXPENSE	27,633	28,692	29,975	30,490	26,758
NET INCOME BEFORE INCOME TAXES	10,526	9,594	6,816	25,714	10,713
Provision for income taxes	3,269	2,848	1,750	9,154	3,093
NET INCOME	$7,257	$6,746	$5,066	$16,560	$7,620
BASIC EARNINGS PER SHARE	$0.42	$0.39	$0.29	$0.96	$0.45
DILUTED EARNINGS PER SHARE	$0.42	$0.39	$0.29	$0.96	$0.44

Simmons First National Corporation					SFNC
Consolidated Statements of Income - Year-to-Date
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2011	2011	2011	2010	2010
(in thousands, except per share data)
INTEREST INCOME
Loans	$72,343	$47,977	$24,094	$106,062	$80,413
Covered loans	12,605	8,688	4,341	4,204	1,077
Federal funds sold	5	2	1	15	12
Investment securities	11,015	7,476	3,705	17,208	13,178
Mortgage loans held for sale	305	175	88	715	429
Assets held in trading accounts	26	18	9	30	20
Interest bearing balances due from banks	776	533	235	721	487
TOTAL INTEREST INCOME	97,075	64,869	32,473	128,955	95,616
INTEREST EXPENSE
Time deposits	8,737	5,999	3,134	14,310	10,810
Other deposits	2,832	1,976	1,042	5,227	4,071
Federal funds purchased and securities sold under agreements to repurchase	332	219	116	532	398
Short-term debt	37	24	12	58	45
Long-term debt	3,774	2,567	1,335	6,879	4,619
TOTAL INTEREST EXPENSE	15,712	10,785	5,639	27,006	19,943
NET INTEREST INCOME	81,363	54,084	26,834	101,949	75,673
Provision for loan losses	8,845	6,003	2,675	14,129	10,396
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	72,518	48,081	24,159	87,820	65,277
NON-INTEREST INCOME
Trust income	3,959	2,589	1,346	5,179	3,763
Service charges on deposit accounts	12,519	8,069	3,857	17,700	13,428
Other service charges and fees	2,281	1,586	806	2,812	2,096
Income on sale of mortgage loans, net of commissions	2,724	1,475	626	4,810	2,777
Income on investment banking, net of commissions	1,184	981	600	2,236	1,750
Credit card fees	12,510	8,207	3,943	16,140	11,692
Premiums on sale of student loans	-	-	-	2,524	2,524
Bank owned life insurance income	1,078	817	403	1,670	1,260
Gain on sale of securities	-	-	-	317	-
Gain on FDIC-assisted transactions	-	-	-	21,314	3,037
Other income	4,463	3,272	1,051	3,229	1,943
TOTAL NON-INTEREST INCOME	40,718	26,996	12,632	77,931	44,270
NON-INTEREST EXPENSE
Salaries and employee benefits	49,085	33,552	17,116	60,731	45,039
Occupancy expense, net	6,513	4,289	2,189	7,808	5,632
Furniture and equipment expense	4,912	3,149	1,589	6,093	4,563
Other real estate and foreclosure expense	532	317	94	974	676
Deposit insurance	2,092	1,881	1,039	3,813	2,899
Merger related costs	357	357	190	2,611	577
Other operating expenses	22,809	15,122	7,758	29,290	21,444
TOTAL NON-INTEREST EXPENSE	86,300	58,667	29,975	111,320	80,830
NET INCOME BEFORE INCOME TAXES	26,936	16,410	6,816	54,431	28,717
Provision for income taxes	7,867	4,598	1,750	17,314	8,160
NET INCOME	$19,069	$11,812	$5,066	$37,117	$20,557
BASIC EARNINGS PER SHARE	$1.10	$0.68	$0.29	$2.16	$1.20
DILUTED EARNINGS PER SHARE	$1.10	$0.68	$0.29	$2.15	$1.19

Simmons First National Corporation					SFNC
Consolidated Risk-Based Capital
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2011	2011	2011	2010	2010
(in thousands)
Tier 1 capital
Stockholders' equity	$407,659	$403,860	$399,547	$397,371	$383,969
Trust preferred securities, net allowable	30,000	30,000	30,000	30,000	30,000
Disallowed intangible assets, net of deferred tax	(48,403)	(48,923)	(49,447)	(49,953)	(48,986)
Unrealized gain on AFS securities	(630)	(691)	(417)	(512)	(1,052)

Total Tier 1 capital	388,626	384,246	379,683	376,906	363,931

Tier 2 capital
Qualifying unrealized gain on AFS equity securities	6	17	14	7	4
Qualifying allowance for loan losses	23,337	22,825	22,700	23,553	23,729

Total Tier 2 capital	23,343	22,842	22,714	23,560	23,733

Total risk-based capital	$411,969	$407,088	$402,397	$400,466	$387,664

Risk weighted assets	$1,859,657	$1,819,494	$1,809,241	$1,879,832	$1,894,845

Adjusted average assets for leverage ratio	$3,210,283	$3,211,310	$3,234,262	$3,327,825	$2,952,227

Ratios at end of quarter
Equity to assets	12.38%	12.38%	12.22%	11.98%	12.72%
Tangible common equity to tangible assets	10.69%	10.66%	10.50%	10.28%	10.90%
Tier 1 leverage ratio	12.11%	11.97%	11.74%	11.33%	12.33%
Tier 1 risk-based capital ratio	20.90%	21.12%	20.99%	20.05%	19.21%
Total risk-based capital ratio	22.15%	22.37%	22.24%	21.30%	20.46%

Simmons First National Corporation					SFNC
Consolidated Loans and Investments
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2011	2011	2011	2010	2010
(in thousands)
Loan Portfolio - End of Period (1)
Consumer
Credit cards	$182,886	$181,216	$176,544	$190,329	$181,774
Student loans	50,620	53,574	57,181	61,305	64,989
Other consumer	112,947	107,411	110,954	118,581	123,062
Total consumer	346,453	342,201	344,679	370,215	369,825
Real Estate
Construction	113,317	139,217	142,261	153,772	150,137
Single-family residential	353,917	355,566	358,152	364,442	375,150
Other commercial	550,410	540,011	546,659	548,360	566,370
Total real estate	1,017,644	1,034,794	1,047,072	1,066,574	1,091,657
Commercial
Commercial	138,724	142,897	144,298	150,501	146,258
Agricultural	123,873	104,526	72,205	86,171	121,716
Total commercial	262,597	247,423	216,503	236,672	267,974
Other	4,847	9,242	11,120	10,004	10,098
Total Loans	$1,631,541	$1,633,660	$1,619,374	$1,683,465	$1,739,554

(1) Excludes loans covered by FDIC loss share agreements.

Investment Securities - End of Period
Held-to-Maturity
U.S. Treasury	$4,000	$4,000	$4,000	$4,000	$4,000
U.S. Government agencies	291,795	190,294	289,844	249,844	250,927
Mortgage-backed securities	67	70	75	78	81
State and political subdivisions	207,510	211,071	206,896	210,331	205,610
Other securities	930	930	930	930	930
Total held-to-maturity	504,302	406,365	501,745	465,183	461,548
Available-for-Sale
U.S. Government agencies	121,939	157,836	97,830	125,469	166,624
Mortgage-backed securities	2,624	2,664	2,657	2,789	2,993
FHLB stock	6,231	8,604	9,604	11,508	7,549
Other securities	9,785	9,749	9,756	8,713	6,776
Total available-for-sale	140,579	178,853	119,847	148,479	183,942
Total investment securities	$644,881	$585,218	$621,592	$613,662	$645,490
Fair value - HTM investment securities	$511,617	$411,531	$505,150	$466,907	$469,101

Investment Securities - QTD Average
Taxable securities	$418,179	$415,101	$405,257	$435,839	$448,978
Tax exempt securities	207,240	207,717	207,956	207,123	205,809
Total investment securities - QTD average	$625,419	$622,818	$613,213	$642,962	$654,787

Simmons First National Corporation					SFNC
Consolidated Allowance and Asset Quality
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2011	2011	2011	2010	2010
(in thousands)
Allowance for Loan Losses
Balance, beginning of quarter	$27,796	$27,905	$26,416	$25,682	$25,881
Loans charged off
Credit cards	1,140	1,145	1,156	1,218	1,329
Other consumer	450	621	289	560	559
Real estate	255	1,682	343	1,361	3,548
Commercial	345	745	95	567	164
Total loans charged off	2,190	4,193	1,883	3,706	5,600

Recoveries of loans previously charged off
Credit cards	261	237	237	225	308
Other consumer	219	131	154	128	150
Real estate	151	147	247	275	1,512
Commercial	72	241	59	79	24
Total recoveries	703	756	697	707	1,994
Net loans charged off	1,487	3,437	1,186	2,999	3,606
Provision for loan losses	2,842	3,328	2,675	3,733	3,407
Balance, end of quarter	$29,151	$27,796	$27,905	$26,416	$25,682

Non-performing assets (1)
Non-performing loans
Nonaccrual loans
Real estate	$12,810	$11,823	$12,872	$8,345	$7,588
Commercial	1,177	1,583	1,173	1,314	1,160
Consumer	1,356	1,400	1,546	1,527	1,251
Total nonaccrual loans	15,343	14,806	15,591	11,186	9,999
Loans past due 90 days or more
Government guaranteed student loans	2,496	3,113	2,627	1,736	2,154
Other loans	777	721	1,117	969	891
Total loans past due 90 days or more	3,273	3,834	3,744	2,705	3,045
Total non-performing loans	18,616	18,640	19,335	13,891	13,044
Other non-performing assets
Foreclosed assets held for sale	22,159	22,441	23,686	23,204	23,903
Other non-performing assets	191	235	246	109	104
Total other non-performing assets	22,350	22,676	23,932	23,313	24,007
Total non-performing assets	$40,966	$41,316	$43,267	$37,204	$37,051
Performing TDRs (troubled debt restructurings)	$10,393	$10,298	$10,653	$19,426	$16,149

Ratios (1)
Allowance for loan losses to total loans	1.79%	1.70%	1.72%	1.57%	1.48%
Allowance for loan losses to non-performing loans	156.59%	149.12%	144.32%	190.17%	196.89%
Non-performing loans to total loans	1.14%	1.14%	1.19%	0.83%	0.75%
Non-performing assets (including performing TDRs) to total assets	1.56%	1.58%	1.65%	1.71%	1.76%
Non-performing assets to total assets	1.24%	1.27%	1.32%	1.12%	1.23%
Non-performing assets to total assets (excluding Gov't guaranteed student loans)	1.17%	1.17%	1.24%	1.07%	1.16%
Annualized net charge offs to total loans	0.36%	0.85%	0.29%	0.70%	0.79%
Annualized net credit card charge offs to total credit card loans	1.94%	2.08%	2.06%	2.14%	2.24%
Annualized net charge offs to total loans (excluding credit cards)	0.17%	0.70%	0.07%	0.52%	0.63%
Past due loans >30 days (excluding nonaccrual)	0.71%	0.87%	1.41%	0.95%	0.74%
Past due loans >30 days (excluding nonaccrual) (excluding Gov't guaranteed student loans)	0.46%	0.60%	1.13%	0.79%	0.48%

(1) Excludes assets covered by FDIC loss share agreements, except for their inclusion in total assets.

Simmons First National Corporation					SFNC
Consolidated - Net Interest Income Analysis
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2011	2011	2011	2010	2010

ASSETS

Earning Assets
Interest bearing balances due from banks	0.21%	0.25%	0.21%	0.23%	0.31%
Federal funds sold	0.52%	0.72%	0.70%	0.99%	0.68%
Investment securities	3.02%	3.23%	3.27%	3.24%	3.29%
Mortgage loans held for sale	4.12%	4.47%	4.79%	4.08%	4.20%
Assets held in trading accounts	0.43%	0.48%	0.48%	0.52%	0.37%
Loans, including covered loans (1)	6.16%	6.22%	6.23%	5.84%	5.97%
Total interest earning assets	4.53%	4.60%	4.64%	4.52%	4.94%

LIABILITIES

Interest bearing liabilities
Interest bearing transaction and savings accounts	0.28%	0.31%	0.35%	0.37%	0.43%
Time deposits	1.20%	1.26%	1.35%	1.41%	1.55%
Total interest bearing deposits	0.68%	0.71%	0.79%	0.83%	0.91%
Federal funds purchased and securities sold under agreement to repurchase	0.48%	0.42%	0.41%	0.48%	0.60%
Other borrowings	3.91%	3.95%	3.89%	5.34%	4.33%
Total interest bearing liabilities	0.84%	0.87%	0.95%	1.12%	1.12%

NET INTEREST MARGIN/SPREAD

Net interest spread	3.69%	3.73%	3.69%	3.40%	3.82%
Net interest margin - quarter-to-date	3.86%	3.90%	3.87%	3.60%	4.02%
Net interest margin - year-to-date	3.87%	3.88%	3.87%	3.78%	3.85%

(1) Covered loans are loans covered by FDIC loss share agreements.

Simmons First National Corporation					SFNC
Consolidated - Selected Financial Data
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2011	2011	2011	2010	2010
(in thousands, except share data)
QUARTER-TO-DATE
Diluted earnings per share	$0.42	$0.39	$0.29	$0.96	$0.44
Core earnings (excludes nonrecurring items) (non-GAAP)	7,257	6,245	5,181	6,856	7,701
Diluted core earnings per share (non-GAAP)	0.42	0.36	0.30	0.40	0.44
Cash dividends declared per common share	0.19	0.19	0.19	0.19	0.19
Cash dividends declared - amount	3,296	3,297	3,292	3,282	3,273
Return on average stockholders' equity	7.05%	6.69%	5.12%	16.68%	7.87%
Return on tangible equity	8.47%	8.08%	6.24%	19.97%	9.52%
Return on average assets	0.88%	0.83%	0.63%	1.94%	1.01%
Net interest margin (FTE)	3.86%	3.90%	3.87%	3.60%	4.02%
FTE adjustment - investments	1,221	1,241	1,239	1,216	1,243
FTE adjustment - loans	12	13	13	14	14
Amortization of intangibles	222	224	224	211	187
Amortization of intangibles, net of taxes	135	136	136	128	114
Average shares outstanding	17,348,460	17,342,165	17,296,684	17,255,366	17,220,572
Average earning assets	2,931,339	2,931,602	2,945,951	3,034,347	2,694,398
Average interest bearing liabilities	2,320,499	2,359,154	2,412,417	2,501,967	2,227,672

YEAR-TO-DATE
Diluted earnings per share	$0.04	$0.04	$0.04	$0.05	$0.04
Core earnings (excludes nonrecurring items) (non-GAAP)	18,683	11,426	5,181	26,041	19,185
Diluted core earnings per share (non-GAAP)	1.08	0.66	0.30	1.51	1.11
Cash dividends declared per common share	0.57	0.38	0.19	0.76	0.57
Cash dividends declared - amount	9,885	6,589	3,292	13,091	9,809
Return on average stockholders' equity	6.30%	5.91%	5.12%	9.69%	7.24%
Return on tangible equity	7.61%	7.17%	6.24%	11.71%	8.80%
Return on average assets	0.78%	0.73%	0.63%	1.18%	0.90%
Net interest margin (FTE)	3.87%	3.88%	3.87%	3.78%	3.85%
FTE adjustment - investments	3,701	2,480	1,239	4,954	3,738
FTE adjustment - loans	38	26	13	58	44
Amortization of intangibles	670	448	224	786	575
Amortization of intangibles, net of taxes	407	272	136	483	355
Average shares outstanding	17,329,293	17,319,550	17,296,684	17,204,200	17,186,957
Average diluted shares outstanding	17,338,676	17,352,606	17,329,740	17,264,900	17,248,878
Average earning assets	2,936,297	2,938,777	2,945,951	2,826,718	2,757,509
Average interest bearing liabilities	2,364,023	2,385,787	2,412,417	2,340,838	2,287,127

END OF PERIOD
Book value per share	$23.52	$23.28	$23.06	$23.01	$22.28
Tangible book value per share	19.92	19.67	19.43	19.36	18.70
Shares outstanding	17,329,775	17,348,775	17,327,601	17,271,594	17,230,920
Full-time equivalent employees	1,070	1,095	1,082	1,075	1,029
Total number of ATM's	102	102	103	103	93
Total number of financial centers	84	84	85	85	85
Parent company only - investment in subsidiaries	379,331	375,686	372,773	370,402	322,730
Parent company only - intangible assets	133	133	133	133	133

Simmons First National Corporation					SFNC
Consolidated - Reconciliation of Core Earnings (non-GAAP)
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2011	2011	2011	2010	2010
(in thousands, except per share data)
QUARTER-TO-DATE
Net Income	$7,257	$6,746	$5,066	$16,560	$7,620
Nonrecurring items
Gain on sale of MasterCard stock (1)	-	(1,132)	-	-	-
Gain on FDIC-assisted transactions	-	-	-	(18,277)	-
Merger related costs	-	167	190	2,034	134
Gains from sale of securities (2)	-	-	-	(318)	-
FHLB prepayment penalties (3)	-	-	-	594	-
Branch right sizing	-	141	-	-	-
Tax effect (4)	-	323	(75)	6,263	(53)
Net nonrecurring items	-	(501)	115	(9,704)	81
Core earnings (non-GAAP)	$7,257	$6,245	$5,181	$6,856	$7,701

Diluted earnings per share	$0.42	$0.39	$0.29	$0.96	$0.44
Nonrecurring items
Gain on sale of MasterCard stock (1)	-	(0.07)	-	-	-
Gain on FDIC-assisted transactions	-	-	-	(1.05)	-
Merger related costs	-	0.01	0.01	0.12	-
Gains from sale of securities (2)	-	-	-	(0.02)	-
FHLB prepayment penalties (3)	-	-	-	0.03	-
Branch right sizing	-	0.01	-	-	-
Tax effect (4)	-	0.02	-	0.36	-
Net nonrecurring items	-	(0.03)	0.01	(0.56)	-
Diluted core earnings per share (non-GAAP)	$0.42	$0.36	$0.30	$0.40	$0.44

YEAR-TO-DATE
Net Income	$19,069	$11,812	$5,066	$37,117	$20,557
Nonrecurring items
Gain on sale of MasterCard stock (1)	(1,132)	(1,132)	-	-	-
Gain on FDIC-assisted transactions	-	-	-	(21,314)	(3,037)
Merger related costs	357	357	190	2,611	577
Gains from sale of securities (2)	-	-	-	(318)	-
FHLB prepayment penalties (3)	-	-	-	594	-
Branch right sizing	141	141	-	372	372
Tax effect (4)	248	248	(75)	6,979	716
Net nonrecurring items	(386)	(386)	115	(11,076)	(1,372)
Core earnings (non-GAAP)	$18,683	$11,426	$5,181	$26,041	$19,185

Diluted earnings per share	$1.10	$0.68	$0.29	$2.15	$1.19
Nonrecurring items
Gain on sale of MasterCard stock (1)	(0.07)	(0.07)	-	-	-
Gain on FDIC-assisted transactions	-	-	-	(1.23)	(0.18)
Merger related costs	0.02	0.02	0.01	0.15	0.03
Gains from sale of securities (2)	-	-	-	(0.02)	-
FHLB prepayment penalties (3)	-	-	-	0.03	-
Branch right sizing	0.01	0.01	-	0.02	0.02
Tax effect (4)	0.02	0.02	-	0.41	0.05
Net nonrecurring items	(0.02)	(0.02)	0.01	(0.64)	(0.08)
Diluted core earnings per share (non-GAAP)	$1.08	$0.66	$0.30	$1.51	$1.11

(1) Gain from liquidation of Class B shares received as part of MasterCard's 2006 IPO.
(2) Gains from sale of securities marked for sale at time of FDIC-assisted transaction.
(3) Penalties for prepayment of FHLB advances marked for sale at time of FDIC-assisted transaction.
(4) Effective tax rate of 39.225%; 2010 adjusted for additional fair value deduction related to donation of closed branch.